SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported) : March 13, 2008

Commission File No. 000-49628

TELEPLUS WORLD, CORP

(Exact name of registrant as specified in its charter)

Nevada	90-0045023
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

4690 NW 165th Street, Unit B24, Miami Lakes, Florida 33010

(Address of principal executive offices)

(305) 624-5715

(Issuer telephone number)

6101 Blue Lagoon Drive, Suite 450, Miami, Florida 33126

(Former Name and Address)

ITEM 8.01. OTHER ITEMS

Effective immediately, the corporate headquarters for the Company shall now be:

Teleplus World, Corp
4690 NW 165th Street
Unit B24
Miami Lakes, Florida 33014

Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Teleplus Enterprises, Inc.

March 13, 2008	/s/ Marius Silvasan
Marius Silvasan
Chief Executive Officer

March 13, 2008	/s/ Cris Neely
Cris Neely
Chief Financial Officer